                CIT Equipment Collateral - 2005-EF1                 Exhibit 99.2
                     Monthly Servicing Report


                                     Determination Date:                12/16/05
                                      Collection Period:                11/30/05
                                          Payment Date:                 12/20/05

 I. AVAILABLE FUNDS
    A.  Available Pledged Revenues

        a.   Scheduled Payments Received                                                                              14,139,010.97
        b.   Liquidation Proceeds Allocated to Owner Trust                                                                     0.00
        c.   Required Payoff Amounts of Prepaid Contracts                                                              3,315,305.44
        d.   Required Payoff Amounts of Purchased Contracts                                                                    0.00
        e.   Proceeds of Clean-up Call                                                                                         0.00
        f.   Investment Earnings on Collection Account and Note Distribution Account                                           0.00
                                                                                                                      -------------

                                              Total Available Pledged Revenues =                                      17,454,316.41

    B.  Determination of Available Funds

        a.   Total Available Pledged Revenues                                                                         17,454,316.41
        b.   Servicer Advances                                                                                         1,219,495.25
        c.   Recoveries of prior Servicer Advances                                                                    (1,035,060.17)
        d.   Withdrawal from Reserve Account                                                                                   0.00
        e.   Receipt from Class A-4 Swap Counterparty                                                                          0.00
                                                                                                                      -------------

                                              Total Available Funds =                                                 17,638,751.49



II. DISTRIBUTION AMOUNTS

    A.  COLLECTION ACCOUNT DISTRIBUTIONS

         1.  Servicing Fee                                                                                               330,617.83

         2.  Class A-1 Note Interest Distribution                                               263,551.42
             Class A-1 Note Principal Distribution                                           15,417,481.45
                         Aggregate Class A-1 distribution                                                             15,681,032.87

         3.  Class A-2 Note Interest Distribution                                               404,916.67
             Class A-2 Note Principal Distribution                                                    0.00
                         Aggregate Class A-2 distribution                                                                404,916.67

         4.  Class A-3 Note Interest Distribution                                               696,150.00
             Class A-3 Note Principal Distribution                                                    0.00
                         Aggregate Class A-3 distribution                                                                696,150.00

         5.  Class A-4 Note Interest Distribution                                               277,730.66
             Class A-4 Note Principal Distribution                                                    0.00
                         Aggregate Class A-4 distribution                                                                277,730.66

         6.  Class B Note Interest Distribution                                                  48,599.35
             Class B Note Principal Distribution                                                      0.00
                           Aggregate Class B distribution                                                                 48,599.35

         7.  Class C Note Interest Distribution                                                  79,865.83
             Class C Note Principal Distribution                                                      0.00
                           Aggregate Class C distribution                                                                 79,865.83

         8.  Class D Note Interest Distribution                                                  90,222.12
             Class D Note Principal Distribution                                                      0.00
                           Aggregate Class D distribution                                                                 90,222.12

         9.  Payment due to the Class A-4 Swap Counterparty                                                               29,616.16

        10.  Deposit to the Reserve Account                                                                                    0.00

        11.  To the holder of the equity certificate                                                                           0.00


                                              Collection Account Distributions =                                      17,638,751.49
                                                                                                                      ==============

    B.  RESERVE ACCOUNT DISTRIBUTIONS

         1.  Withdrawal from the Reserve Account                                                                               0.00

         2.  Release of Excess from the Reserve Account                                                                   31,598.12
                                                                                                                      --------------

                                              Reserve Account Distributions =                                             31,598.12
                                                                                                                      ==============


                                                                                                                      --------------
    C. INCORRECT DEPOSITS                                                                                                      0.00
                                                                                                                      ==============

II.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


             -------------------------------------------------------------------------------------------------------------------
                    Distribution        Class A-1               Class A-2              Class A-3               Class A-4
                      Amounts             Notes                   Notes                  Notes                   Notes
             -------------------------------------------------------------------------------------------------------------------
         1.         Interest Due              263,551.42              404,916.67             696,150.00              277,730.66
         2.        Interest Paid              263,551.42              404,916.67             696,150.00              277,730.66
         3.      Interest Shortfall                 0.00                    0.00                   0.00                    0.00
                  ((1) minus (2))
         4.        Principal Paid          15,417,481.45                    0.00                   0.00                    0.00

         5.  Total Distribution Amount     15,681,032.87              404,916.67             696,150.00              277,730.66
                   ((2) plus (4))

             -------------------------------------------------------------------------------------------------------------------
                    Distribution         Class B                 Class C                Class D              Total Offered
                      Amounts             Notes                   Notes                  Notes                   Notes
             -------------------------------------------------------------------------------------------------------------------
         1.         Interest Due               48,599.35               79,865.83              90,222.12            1,861,036.05
         2.        Interest Paid               48,599.35               79,865.83              90,222.12            1,861,036.05
         3.      Interest Shortfall                 0.00                    0.00                   0.00                    0.00
                  ((1) minus (2))
         4.        Principal Paid                   0.00                    0.00                   0.00           15,417,481.45

         5.  Total Distribution Amount         48,599.35               79,865.83              90,222.12           17,278,517.50
                   ((2) plus (4))



IV.   Information Regarding the Securities

    A   Summary of Balance Information

             -----------------------------------------------------------------------------------------------------------------------

                                        Applicable   Principal Balance         Class Factor  Principal Balance         Class Factor
                    Class                 Coupon          Dec-05                  Dec-05          Nov-05                  Nov-05
                                           Rate        Payment Date            Payment Date    Payment Date            Payment Date

             -----------------------------------------------------------------------------------------------------------------------
         a.    Class A-1 Notes           3.8520%            69,516,911.58        0.45735            84,934,393.03         0.55878
         b.    Class A-2 Notes           4.3000%           113,000,000.00        1.00000           113,000,000.00         1.00000
         c.    Class A-3 Notes           4.4200%           189,000,000.00        1.00000           189,000,000.00         1.00000
         d.    Class A-4 Notes           4.1994%            82,100,000.00        1.00000            82,100,000.00         1.00000
         e.     Class B Notes            4.7100%            12,382,000.00        1.00000            12,382,000.00         1.00000
         f.     Class C Notes            4.7800%            20,050,000.00        1.00000            20,050,000.00         1.00000
         g.     Class D Notes            5.1000%            21,228,735.00        1.00000            21,228,735.00         1.00000

         h.               Total Offered Notes              507,277,646.58                          522,695,128.03



 V. PRINCIPAL

    A.  MONTHLY PRINCIPAL AMOUNT
         1.  Principal Balance of Notes and Equity Certificates
             (End of Prior Collection Period)                                 522,695,128.03
         2.  Contract Pool Principal Balance (End of Collection Period)       514,286,990.64
                                                                            -----------------

                           Total monthly principal amount                       8,408,137.39



VI. CONTRACT POOL DATA

    A.  CONTRACT POOL CHARACTERISTICS

                                                                    ----------------------------------------------------------------
                                                                       Original              Dec-05                 Nov-05
                                                                         Pool             Payment Date           Payment Date
                                                                    ----------------------------------------------------------------
         1.  a.  Contract Pool Principal Balance (active contracts)      589,760,735.00      513,818,718.78          528,770,198.53
             b.  Positive Rent Due (active contracts)                                          3,002,161.50            2,817,726.42
                                                                    ----------------------------------------------------------------
             c.  Required Payoff Amount (active contracts)               589,760,735.00      516,820,880.28          531,587,924.95

             d.  Required Payoff Amount (unliquidated defaults)                                  468,271.86              218,331.01

                                                                    ----------------------------------------------------------------
             e.  Total Required Payoff Amount                            589,760,735.00      517,289,152.14          531,806,255.96
                                                                    ================================================================

         2.  No of Contracts                                                      5,635               5,442                   5,479

         3.  Weighted Average Remaining Term                                       49.0                44.8                    45.6

         4.  Weighted Average Original Term                                        55.9

    B.  DELINQUENCY INFORMATION

                                                     ----------------------------------------------------------------------
                                                        % of
                                                                                    No. Of                Required
                                                     Contracts      % of RPA       Accounts             Payoff Amount
                                                     ----------------------------------------------------------------------
         1.  Current                                   98.59%        98.79%                  5,365          511,016,075.81
             31-60 days                                0.74%          0.59%                     40            3,036,508.19
             61-90 days                                0.20%          0.30%                     11            1,556,657.08
             91-120 days                               0.18%          0.14%                     10              712,308.35
             121-150 days                              0.09%          0.07%                      5              365,415.60
             151-180 days                              0.04%          0.03%                      2              133,915.25
             180+ days                                 0.00%          0.00%                      0                    0.00
                                                     ----------------------------------------------------------------------
             Subtotal - Active Accounts                99.83%        99.91%                  5,433          516,820,880.28

             Remaining RPA - Unliquidated Defaults     0.17%          0.09%                      9              468,271.86

                                                     ----------------------------------------------------------------------
             Total Delinquency                         100.0%        100.0%                  5,442          517,289,152.14
                                                     ======================================================================

         2.  Delinquent Scheduled Payments:

             Beginning of Collection Period                                           2,817,726.42
             End of Collection Period                                                 3,002,161.50
                                                                                ------------------

                                   Change in Delinquent Scheduled Payments              184,435.08


    C.  DEFAULTED CONTRACT INFORMATION

        1.   A) Reported Loss Information

                                                                           ---------------------------------------------------------
                                                                                 Current Period                Cumulative
                                                                           ---------------------------------------------------------
                                                                               Amount     % of ICPB         Amount     % of ICPB
                                                                           ---------------------------------------------------------
             Defaulted Valuation Amount                                     299,780.65       0.05%        534,240.38     0.09%
             Cash Collected on Defaulted Contracts                                0.00       0.00%              0.00     0.00%
                                                                           ---------------------------------------------------------
             Net Loss Amount                                                299,780.65       0.05%        534,240.38     0.09%
                                                                           =========================================================

             B) Cumulative Loss Trigger Percentage                                                                       2.00%
                Cumulative Loss Trigger in Effect                                                                         NO

        2.   Supplemental Information on Unliquidated Defaulted Contracts

             Required Payoff Amount at time of Default                                1,002,512.19
             Initial Defaulted Valuation Amount                                         534,240.38
             Cash Collected on Defaulted Contracts                                            0.00
             Cash Collections in Excess of Remaining Required Payoff Amount                   0.00
                                                                                      ------------
             Remaining Required Payoff Amount of Defaulted Contracts                    468,271.86
                                                                                      ============
             Initial Valuation as a % of Required Payoff Amount at time of Default           53.29%
             Remaining Balance % of Required Payoff Amount at time of Default                46.71%


        3.   Supplemental Information on Liquidated Contracts

                                                                           ---------------------------------------------------------
                                                                                 Current Period                  Cumulative
                                                                           ---------------------------------------------------------
                                                                                Amount    % of ICPB            Amount   % of ICPB
                                                                           ---------------------------------------------------------
             Required Payoff Amount at time of Default                            0.00       0.00%              0.00      0.00%
             Cash Collected on Liquidated Contracts                               0.00       0.00%              0.00      0.00%
                                                                                 ---------------------------------------------------
             Net Loss Amount on Liquidated Contracts                              0.00       0.00%              0.00      0.00%
                                                                                 ===================================================
             Loss Severity Percentage                                             0.00%                         0.00%
             Number of Contracts                                                     0                             0
             % of Original Contracts                                              0.00%                         0.00%

VII. INFORMATION REGARDING THE CREDIT ENHANCEMENT


    A.  RESERVE ACCOUNT
         1. Opening Reserve Account Balance                                                                           11,205,454.00

         2. Investment Earnings                                                                                           31,598.12

         3. Deposit from the Collection Account                                                                                0.00

         4. Withdrawals from the Reserve Account                                                                               0.00

         5  Release of Reserve Account Surplus                                                                           (31,598.12)

         6. Ending Reserve Account Balance                                                            2.18%           11,205,454.00

         7. Available amount                                                                                          11,205,454.00

         8. Required Reserve Account Amount                                                                           11,205,454.00

         9. Reserve Account Surplus/ (Shortfall)                                                                               0.00



    B.  OVERCOLLATERALIZATION

        1.  Beginning Overcollateralization Amount                                                    1.19%            6,293,401.51

        2.  Ending Overcollateralization Amount                                                       1.36%            7,009,344.06

        3.  Targeted Overcollateralization Amount                                                     1.82%            9,366,025.63


    C.  CREDIT ENHANCEMENT

        1.  Available Credit Enhancement                                                              3.54%           18,214,798.06

        2.  Required Credit Enhancement                                                               4.00%           20,571,479.63


VIII. MISCELLANEOUS INFORMATION

    A.  SERVICER ADVANCE BALANCE

         1.  Opening Servicer Advance Balance                                                 2,817,726.42
         2.  Current Period Servicer Advance                                                  1,219,495.25
         3.  Recoveries of prior Servicer Advances                                           (1,035,060.17)
                                                                                             -------------
         4.  Ending Servicer Advance Balance                                                  3,002,161.50


    D.  OTHER RELATED INFORMATION

         1.  Life to Date Prepayment (CPR)                                                            6.90%

 DELINQUENCY ANALYSIS AND LTD CPR HISTORY

 -----------------------------------------------------------------------------------------------------------------------------------
                    % of                   % of                    % of                   % of
                    Aggregate              Aggregate               Aggregate              Aggregate
                    Required Payoff        Required Payoff         Required Payoff        Required Payoff
                    Amounts                Amounts                 Amounts                Amounts
 Collection
    Periods         31-60 Days Past Due    61-90 Days Past Due     91-120 Days Past Due   120+ Days Past Due            LTD CPR
 -----------------------------------------------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------------------------------------------
      11/30/05             0.59%                   0.30%                  0.14%                   0.10%                   6.90%
      10/31/05             0.76%                   0.21%                  0.10%                   0.03%                   6.95%
      09/30/05             0.59%                   0.12%                  0.02%                   0.00%                   7.47%
      08/31/05             0.29%                   0.02%                  0.00%                    0%                     8.71%
 -----------------------------------------------------------------------------------------------------------------------------------


                      NET LOSS HISTORY
                      ----------------------------------------------------------------------
                          Collection             Monthly Net                Net
                            Month              Loss Percentage             Losses
                      ----------------------------------------------------------------------

                      ----------------------------------------------------------------------
                         11/30/2005                0.05%                299,780.65
                         10/31/2005                0.03%                176,137.49
                         9/30/2005                 0.01%                58,322.24
                         8/31/2005                 0.00%                   0.00
                      ----------------------------------------------------------------------